Exhibit 10.69

PATENT COOPERATION TREATY

WO 2022/099052
PCT/US2021/058310

From the INTERNATIONAL BUREAU

PCT

NOTIFICATION CONCERNING AVAILABILITY OF THE PUBLICATION OF THE INTERNATIONAL APPLICATION

To:

MCDONALD, J. Cooper
Clark & Elbing LLP
101 Federal Street
15th Floor
Boston, MA 02110
ÉTATS-UNIS D'AMÉRIQUE

Date of mailing *(day/month/year)* 12 May 2022 (12.05.2022)	
Applicant's or agent's file reference 51577-002WO2	**IMPORTANT NOTICE**

International application No.	International filing date *(day/month/year)*	Priority date *(day/month/year)*
PCT/US2021/058310	05 November 2021 (05.11.2021)	06 November 2020 (06.11.2020)

Applicant

BIOXYTRAN, INC.

The applicant is hereby **notified** that the International Bureau:

☒ has **published** the above-indicated international application on 12 May 2022 (12.05.2022) under No. WO 2022/099052

☐ has **republished** the above-indicated international application on ____________________ under No. WO ____________________
For an explanation as to the reason for this republication of the international application, reference is made to INID codes (15), (48) or (88) *(as the case may be)* on the front page of the published international application.

- A copy of the international application is available for viewing and downloading on WIPO's website at the following address: https://patentscope.wipo.int/ (in the appropriate field of the structured search, enter the PCT or WO number).

- The applicant may also obtain a paper copy of the published international application from the International Bureau by sending an e-mail to patentscope@wipo.int or by submitting a written request to the contact details provided below.

Warning: Following publication of the international application, applicants, agents and inventors may receive misleading requests for payment of fees that appear to come from the International Bureau of WIPO or other patent Offices which are unrelated to the processing of international applications under the PCT.

Agents are particularly encouraged to be vigilant and alert their clients about this practice. Examples of such requests for payment which have been received by the International Bureau can be found at: http://www.wipo.int/pct/en/warning/pct_warning.html.

Please forward copies of any such requests to pct.legal@wipo.int.

The International Bureau of WIPO 34, chemin des Colombettes 1211 Geneva 20, Switzerland	Authorized officer Xin Wang e-mail pct.team2@wipo.int Telephone No. +41 22 338 74 02

Form PCT/IB/311 (revised January 2020)